Exhibit 10.1


                                  WAIVER TO THE
                            REVOLVING LOAN AGREEMENT


                  WAIVER, dated as of June 25, 2004 (this "Waiver"), to the Loan Agreement, dated January 14, 2003, as previously amended modified or otherwise supplemented (the "Loan Agreement") by and between KELTIC FINANCIAL PARTNERS, LP, a Delaware limited partnership ("Lender"), and IEC ELECTRONICS CORP. ("Borrower"), a corporation organized and existing pursuant to the laws of the state of Delaware. The above referenced documents and all other agreements, instruments, certificates and documents pursuant to or incident thereto or in connection therewith are herein referred to as the "Loan Documents".

                              W I T N E S S E T H :
                              - - - - - - - - - - -

                  WHEREAS, Lender and Borrower are parties to the Loan Agreement and the related Loan Documents; and

                  WHEREAS, Borrower will be in Default of Sections 9.19 and 9.21 of the Loan Agreement for the period ended June 25, 2004, and has requested Lender to waive such Defaults; and

                  WHEREAS, Lender has agreed to grant Borrower a waiver of the above referenced Defaults, but only subject to the terms and conditions contained herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties to this Waiver hereby agree as follows:

         1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         2. Waiver. Subject to the terms, conditions, representations and warranties contained herein, Lender hereby agrees to waive the Default of Sections 9.19 and 9.21 of the Loan Agreement for the period ended June 25, 2004.

         3. Representations and Warranties. To induce Lender to enter into this Waiver, Borrower hereby represents, warrants and acknowledges that:

                  A. The execution, delivery and performance by Borrower of this Waiver and the continued performance of the Loan Agreement: i) are within its powers; ii) have been duly authorized by all necessary corporate action; and iii) are not in contravention of any provision of its certificate of formation, articles of incorporation or other organizational documents.

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                  B.       Except as expressly waived hereby, no Defaults or
Events of Default have occurred and are continuing as of the date hereof.

                  C. This Waiver has been duly executed and delivered by or on behalf of Borrower by an authorized signator.

                  D. The Loan Agreement, as may be amended hereby, constitutes a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  E. All Obligations outstanding under the Loan Agreement are duly payable in accordance with the terms of the Loan Agreement without any defense, offset, counterclaim or recoupment whatsoever.

                  F. The representations and warranties of Borrower contained in the Loan Agreement and each other Loan Document shall be true and correct on and as of the date first written above with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation and warranty which is expressly made only as of a specified date need only be true as of such date.

         4. Conditions Precedent. The obligations of Lender under this Waiver are subject to and conditioned upon each of the following conditions precedent:

         (a) Execution of this Waiver by an authorized officer(s) of Borrower.

         (b) Receipt of legal documentation expenses in the amount of $500.00. Borrower authorizes and directs Lender to charge such amount to the Revolving Loan.

         5. No Other Consents/Waivers.Except as otherwise provided for herein, the Loan Agreement shall be unmodified and shall continue in full force and effect in accordance with its terms, and except as expressly provided for herein, this Waiver shall not be deemed to be a waiver of, or consent under, any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

         6. Non-Waiver. Except as otherwise provided for herein, Lender's agreement to enter into this Waiver is not and shall not be construed as a waiver of any current or future default under the Revolving Note, the Term Note, the Loan Agreement or any other Loan Document, nor shall it preclude Lender from proceeding against Borrower on any such default other than those expressly waived herein. This Waiver is also not a relinquishment of any rights or

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remedies Lender may have in connection with the Revolving Note, the Term Note, the Loan Agreement or any other Loan Document except with respect to any Defaults or Events of Default expressly waived herein.

         7. Waiver of Rights. By its execution of this Waiver, Borrower expressly waives any and all rights to assert a claim, counterclaim or defense which now exists against Lender arising out of or in any way connected with the Loan Agreement, the Revolving Note, the Term Note, or any other Loan Document or in any other transaction between Lender and Borrower. The foregoing waiver shall apply to any action instituted by any of the undersigned and to any action or proceeding brought against any of the undersigned by Lender.

         8. Acknowledgement of Debt. By execution of this Waiver, Borrower acknowledges that there is due and owing as of June 25, 2004 the principal sum of $915,529.67, which sums are not subject to any defense, counterclaim or set-off.

         9. Further Discussions. Borrower acknowledges that discussions may take place between itself and Lender after the date hereof concerning additional modifications of the Revolving Note,the Term Note, the Loan Agreement and the Loan Documents. Lender in its sole and absolute discretion may terminate any such discussions at any time and for any reason or no reason and Lender shall have no liability for failing to engage in or terminating any such discussions. While the parties hereto may reach preliminary agreement as to any additional modifications of one or more provisions of the Loan Agreement, the Revolving Note, the Term Note and/or the Loan Documents, none of the undersigned shall be bound by any such agreement on any individual point until agreement is reached on every issue and the agreement on all such issues has been reduced to a written agreement signed by Lender and Borrower. Further, the Loan Agreement may only be amended by a written agreement executed by Borrower and Lender and no negotiations or other actions undertaken by Lender shall constitute a waiver of Lender's rights under this agreement, the Loan Agreement, the Revolving Note, the Term Note or other Loan Documents except to the extent specifically set forth in a written agreement complying with the provisions of this paragraph.

         10. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAW PRINCIPLES.

         11. WAIVER OF JURY TRIAL. BORROWER AND LENDER ACKNOWLEDGE AND AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY BORROWER OR LENDER ON OR WITH RESPECT TO ANY LOANS, THE OBLIGATIONS OR THE RELEVANT DOCUMENTS OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY AND EACH PARTY HEREBY WAIVES THE RIGHT TO TRIAL BY JURY.

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         12.      Counterparts. This Waiver may be executed by the parties
hereto on any number of separate counterparts and all said counterparts, when taken together, shall be deemed to constitute one and the same original instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered as of the day and year first written above.


                                            KELTIC FINANCIAL PARTNERS, LP
                                                 By its General Partner,
                                            Keltic Financial Services LLC


                                            /s/ JOHN P. REILLY
                                            ------------------------------------
                                            By:     John P. Reilly
                                            Title:  Managing Partner


                                            IEC ELECTRONICS CORP.


                                            ------------------------------------
                                            By:
                                            Title:

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